AMERITYRE TOTAL SOLUTIONS

“The Future is Now”

Welcome Board of Directors

and Shareholders

AMERITYRE CORPORATION

December 1, 2010

AMERITYRE TOTAL SOLUTIONS

AGENDA

• Welcome and Introduction: Mr. Lou Haynie

• Formal Business

• Proposal 1 – Election of Directors

• Proposal 2 – Re-appointment of Auditors

• Presentation by Management

• Questions and Answers

• Motion to Adjourn

AMERITYRE TOTAL SOLUTIONS

FORWARD LOOKING STATEMENTS:

This presentation contains statements of a forward-looking nature relating to future events or our future financial performance or financial condition. Such statements are only predictions and the actual events or results may differ materially from the results discussed in or implied by the forward-looking statements. The historical results set forth in this presentation are not necessarily indicative of trends with respect to any actual or projected future financial performance. This presentation should be read and considered in conjunction with the Company’s periodic report filings with the Securities and Exchange Commission,

including management’s discussion and analysis as well as financial statements and the related notes.

AMERITYRE TOTAL SOLUTIONS

President/CEO Presentation:  Michael Kapral

• Review 2010 Accomplishments

• Company Transformation Status

• Marketing Strategy:

–   Lawn and Garden

–   Agriculture

–   Forklift Tire

• Business Strategy for 2011

• Key Success Factors

• Risk and Opportunities

AMERITYRE TOTAL SOLUTIONS

Sales Highlights of 2010

• Sales Revenues Increased 15% over 2009

• Gross Profit increased 30%

• Selling, general, and administrative expenses down 40%

• Fiscal Net Loss reduced 61% over previous year (2009)

AMERITYRE TOTAL SOLUTIONS

A Review of 2010

Target

Result

+ Cash flow

In Process

PU Growth

15%

Expand PU Business

New Applications

Reformulate Tire Fill

Not Competitive

Expand Solid Tire Business

Not Ready

Manufacturing Issues

Not Ready

Packaging Foam

Low Priority

AMERITYRE TOTAL SOLUTIONS

Longer Term Targets and Goals 2010

Target

Result

Reduce /Control Expenses

Down substantially

Reduce Raw Material Cost

Down by 12%

New Sizes for New Markets

L&G Applications

Grow All Product Areas

Mixed

Car Tire Development

Seeking Potential

Partners

AMERITYRE TOTAL SOLUTIONS

Company Transformation (R&D/Manufacturing)

1.  Personnel

2.  Processes

3.  Equipment

Completion: End Of  2011 Fiscal Year

AMERITYRE TOTAL SOLUTIONS

Marketing/Sales Strategy for 2011

PU Lawn & Garden

• Power Equipment (OPE)

o Supply Tire and Wheel Assemblies

o Target Tier Two OEM

o Products Delivered and Quoted

o Deliveries to begin for Spring Purchasing

• Hardware

o Tooling Changes Completed

o Targeting New Regional Distributors

o Targeting New OEM Business

o Expect increased Sales Q-3 (fiscal)

Establishing East Coast Distribution

For All PU Foam Products

AMERITYRE TOTAL SOLUTIONS

Marketing/Sales Strategy for 2011

• Agriculture

Seeder Tire Sizes (2)

o  Target List Developed

o  Sold Twin Diamond/Beaver Bearing

o  Seasonal Sales Q3 Period (fiscal)

o  Estimated Volume $250,000

• Forklift Tires

o  Product Testing Complete

o  Revised Manufacturing Process (larger sizes)

o  K2 Distribution

o  Amerityre Direct Distribution (Q3)

3.  Sales Combined With Rubber

AMERITYRE TOTAL SOLUTIONS

Business Plan for 2011

• Sales Forecast for 2011 to increase 22%

• Current Situation (Q1)

• Continued Cost Reductions

• Future Outlook Profitable Growth during this

period.

AMERITYRE TOTAL SOLUTIONS

Future Outlook

• Meet/Exceed 2011 Budget

• Focus On Sales and Continued Cost Containment

• Build Profitable Growth

• Develop Shareholder Value

AMERITYRE TOTAL SOLUTIONS

2011 Corporate Goals

• Increase Sales with Core Products

• Build Core Competencies

o Manufacturing

o Sales

o Distribution

o Marketing

• Improved Efficiencies

• Continued Cost Reduction Initiatives

AMERITYRE TOTAL SOLUTIONS

Risk and Opportunities

 Risk

  Capitalize the Business

  Sales Growth

  Build Manufacturing Competency

 Opportunities

  Unique Innovative Products into Mature Markets

  American Made

Ability to Manufacture for Diverse Applications

AMERITYRE TOTAL SOLUTIONS

The Future is

Now!

AMERITYRE TOTAL SOLUTIONS

Business Plan Overview

(Amerityre Industrial Tires)

• Background

• Current Situation

• Industrial tire Market N. America

• Amerityre  U.S. Innovation

AMERITYRE TOTAL SOLUTIONS

CURRENT SITUATION

•  Transition underway from Research / Development

Structured  organization to Manufacturing organization

•  Capital Investment and additional skilled personnel

must be added

•  Bottom up budgets and sales forecasts by

product line underway

•  Sales / Marketing strategies by product line

under development

MISSION STATEMENT

Amerityre 's new innovative material technology and

patented manufacturing processes bring customers a

NEW future for today's rubber tire products.

Mission is focused on:

•  Delivering products and services with safety, quality,

and customer convenience.

•  Providing customers  competitive and environmentally

friendly products and world class service.

•  Optimizing working capital, developing shareholder value

•  Provide employee's a work environment for growth

•  Establish a global distribution

network (America’s/ Europe)

MISSION STATEMENT

This Mission will be realized by implementing the

following principles and activities:

•   Adopting a continuous improvement attitude

•   Acting customer focused and market driven.

•   Delivering innovative new products and services to meet

tomorrow's customer’s needs.

•   Achieve "low cost"  producer status without compromising

quality, seek supplier relationships to improve service,

and reduce cost.

•   Develop business culture, built on mutual respect,

partnership for all employee's and shareholders.

AMERIT YRE TOTAL SOLUTIONS

CORE VALUES

•   COMPETITIVE / QUALITY / ENVIRONMENTALY FRIENDLY

PRODUCTS

•   RELIABILITY / PERFORMANCE

•   COMMITMENT TO SERVICE EXCELLENCE

•   PEOPLE BUILDING THE FUTURE

Marketing North America

MARKETING GOAL

To develop the AMERITYRE brand as a leading

quality brand within the Material Handling Industry.

Primary focus will be establishing a limited

distribution network utilizing franchisees,

independent forklift and tire dealers. In addition,

this brand will be positioned with select Original

Equipment (OE)material handling producers.

MARKETING PHILOSOPHY

Value Added Market Approach

Not a “Price” competitor

•   Innovative Product with Quality Kryon™

Material

•   Press-on and Pneumatic shaped Tires

•   Skid Steer Tires

•   Product Availability (U.S.A.)

•   Customer Service

•   Superior Product Performance

INDUSTRIAL TIRE MARKETS

•  MATERIAL HANDLING (Forklift)

•  MINING EQUIPMENT

•  INDUSTRIAL TRAILERS

•  AIRLINE GROUND SUPPORT

•  TOWING TRACTORS

•  MILITARY VEHICLES

•  CONSTRUCTION LOADERS

•  SCISSOR LIFTS

•  PAVING EQUIPMENT

•  PERSONNEL CARRIERS

•  SWEEPERS AND SCRUBBERS

•  SEA PORT HANDLING EQUIPMENT

INDUSTRIAL TIRE MARKET

CURRENT MARKET SITUATION

•  Numerous Brands - No Product Differentiation

•  A Weak Economy Disrupting Replacement

Schedules

•  Non Existent New Product Innovation

•  Manufacturers Competing with their own Dealer

Network

•  Price Driven Market

INDUSTRIAL TIRE MARKET

CURRENT MARKET SITUATION

A. MARKET  DEFINITION:

Material handling i.e. Forklifts Class 1, 4, and 5

Projected Industry Growth $98B Industry by 2015

• MARKET SIZE:

Assuming the useful life of a forklift is ten years we will look at shipments of new forklifts into the North American market over ten year period. This will be our baseline fleet size to be serviced by our product. We will assume that the fleet

size prior to this period was zero.

Number of Units

Class 1 Shipments 1998-2007

334,051

Class 4 / 5 Shipments 1998-2007

913,942

Total Estimated fleet size 1, 4/5

1,247,993

INDUSTRIAL TIRE MARKET

MARKET POTENTIAL

A. Assumption: Tire replacement = 1 ½ Tires/yr/unit

Replacement Potential = 1,871,989 Tires Per Year

Press-On  70% = 1,310,392 @ A.S.P. $130 = $170M

Resilient  20% =    374,397 @ A.S.P. $192 =  $  72M

Pneumatic 10% =  187,198 @ A.S.P.  $ 91 =  $  17M

Total Potential = $260M

INDUSTRIAL TIRE MARKET

CURRENT MARKET SITUATION

• MARKET  SEGMENTATION:

In terms of sales channels the market has three

Segments: 1. Replacement

2. Original Equipment

3. Export (Latin America/Canada)

• COMPETITORS:

Solideal, Trelleborg, Maine, Continental, Watts, Mitco have a combined market share over 65%.

INDUSTRIAL TIRE MARKET

MARKETING OBJECTIVES

•  Establish Brand Visibility

•  Develop Dealer Network

•  Build National Accounts

•  Establish O.E.M. Presence

INDUSTRIAL TIRE MARKET

MARKETING STRATEGY

Utilize the Four Principles of Marketing

Product, Performance, Promotion, and Price.

A.Product - positioned as high quality engineered

product with performance benefits received from

technical competence (New Material).

•  Performance - positioned as high value product with

wear properties superior to leading industry brands.

INDUSTRIAL TIRE MARKET

MARKETING STRATEGY

•  Promotion - develop introductory “Test Order”

program

•  Price - positioned at introduction to be highest value

for money at price equal to market leaders.

INDUSTRIAL TIRE MARKET

DEVELOPMENT AFTERMARKET

A.Develop target dealer list

• Offer “Test Order" program as required

• Provide dealer limited distribution incentive

• Reach agreement purchase volume 2011

INDUSTRIAL TIRE MARKET

DEVELOPMENT O.E.M.

•   Original Equipment

– Target Three Top Ten O.E.M. Accounts

– Provide Cost Reduction “Value Pkg.”

– Share Independent performance test data

– Begin Approval Process

– Gain Approval / Begin supply

FUTURE OUTLOOK

Next Steps for Success

1.Develop a Budget to Capitalize the Business

2.Capitalize the Business to Transform into Manufacturing

3.Build Manufacturing Capacity to Enter the Industrial Tire Market

4.Develop a business plan for Sales Forecast through various

Distribution Channels

5.Finalize / Implement Sales and Marketing Strategy

6.Secure Investment for Growth

FUTURE OUTLOOK

•  Complete Transition to Manufacturing / Sales Co.

•  Profitable Growth

•  Add skill sets needed for growth

•  Focus on Sales Growth and manufacturing

•  Continued Improvement

–  Customer Service

–  Product development / Quality

–  Seeking “Low Cost" Manufacturing

Amerityre U.S. Innovation

 Market is Ready

 Superior Product Performance

 Short Lead-times

 Competitive with Market Leaders

Amerityre U.S. Innovation

 Ser ving Industry

 Material Development

 Product Development

 Advanced Production Techniques

 High Value Products